UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2010

Kid’s Book Writer, Inc.
(Exact Name of Registrant As Specified In Charter)

Nevada	333-151921	75-3268426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

409 Granville Street, Suite 1023 Vancouver, BC, Canada V6C 1T2
(Address of Principal Executive Offices)

(604) 324-4844
(Registrant’s Telephone Number, Including Area Code)

Copies to:
Richard I. Anslow, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South, 2nd Floor
Manalapan, NJ, 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On July 16, 2010, the Board of Directors of Kid’s Book Writer, Inc. (the “Company”), dismissed John Kinross-Kennedy, CPA, Irvine, California (“Kinross-Kennedy”), as the Company’s independent registered public accounting firm.

The reports of Kinross-Kennedy on the Company’s financial statements as of and for the years ended April 30, 2009 and April 30, 2008, contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the recent fiscal years ending ended April 30, 2009 and April 30, 2008 and the subsequent period through July 16, 2010, there have been no (i) disagreements with Kinross-Kennedy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kinross-Kennedy’s satisfaction, would have caused Kinross-Kennedy to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Kinross-Kennedy with a copy of the above disclosures and requested that Kinross-Kennedy furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission, stating whether or not it agrees with the above statement. A copy of Kinross-Kennedy’s letter, dated July 16, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On July 16, 2010, the Board of Directors of the Company engaged James Stafford, Inc., Chartered Accountants of Vancouver, British Columbia, Canada (“Stafford”) as the Company’s new independent registered public accounting firm.

During the recent fiscal years ending April 30, 2009 and April 30, 2008, and the subsequent interim period prior to the engagement of Stafford, the Company has not consulted Stafford regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter of Kinross-Kennedy, CPA, dated July 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KID’S BOOK WRITER, INC.

Dated: July 21, 2010	By:	/s/ Hassan Salari
Hassan Salari
Chief Executive Officer

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